UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by party other than the registrant [  ]

Check the appropriate box:

[  ]

Preliminary Proxy Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[  ]

Definitive Additional Materials

[  ]

Soliciting Material under d240,14a-12

APD ANTIQUITIES, INC.

_______________________________________

(Name of Registrant as Specified in its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if

other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required

[  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

____________________________________________________________________________

(2)

Aggregate number of securities to which transaction applies:

____________________________________________________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

____________________________________________________________________________

(4)

Proposed maximum aggregate value of transaction:

____________________________________________________________________________

(5)

Total fee paid:

____________________________________________________________________________

[  ]

Fee paid previously with preliminary materials.

____________________________________________________________________________

____________________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

____________________________________________________________________________

(2)

Form, Schedule or Registration Statement no.:

____________________________________________________________________________

(3)

Filing Party:

____________________________________________________________________________

(4)

Date Filed:

____________________________________________________________________________

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 30, 2007

TO THE HOLDERS OF THE COMMON STOCK:

PLEASE TAKE NOTICE that the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of APD Antiquities, Inc., a Nevada corporation (the “Company”), will be held at 36 East Heroy, Spokane, WA 99207 at 2:00 p.m. on August 30, 2007, or at any and all adjournments thereof, for the following purposes, as more fully described in the attached Proxy Statement.  At the Annual Meeting, you will be asked to vote on the following matters:

1.

To elect three directors to our Board of Directors to hold office until our 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.

To ratify the appointment of our new independent accountants; and

3.

To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Only stockholders of record, as shown on the transfer books of the Company, at the close of business on August 30, 2007 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

Whether or not you expect to be present, please sign, date and return the enclosed proxy sheet in the enclosed pre-addressed envelope as soon as possible.  No postage is required if the enclosed envelope is used and mailed in the United States.

By Order of the Board of Directors

  /s/ Cindy K. Swank

Cindy K. Swank

President & Chief Executive Officer

June 18, 2007

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.  IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

APD ANTIQUITIES, INC.

PROXY STATEMENT FOR ANNUAL MEETING

TO BE HELD AUGUST 30, 2007

GENERAL INFORMATION

The accompanying proxy is solicited by the board of directors of APD Antiquities, Inc. (the “Board” or “Board of Directors”) with its principal executive offices at 1314 S. Grand Blvd., Spokane, WA 99202 (“APD” or the “Company”) to be voted at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on August 30, 2007, and any adjournment thereof.  When a proxy is properly executed and returned to APD in time for the Annual Meeting, the shares it represents will be voted by the proxy holders in accordance with the instructions given in the proxy.  If no direction is given in the proxy, the votes represented thereby will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the Company’s stockholders for approval.  With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment.  Holders of common stock of the Company are not entitled to cumulative voting rights.  A majority of the shares of common stock entitled to vote present in person or represented by proxy at the Annual Meeting is required for the election of directors and the approval of the Company’s proposal.  This Proxy Statement and the accompanying proxy are being sent to stockholders on or about June 20, 2007.

HOLDERS OF RECORD, QUORUM

Holders of record of our shares of common stock, par value $0.001 per share (“Common Stock”), our only class of voting securities, at the close of business on August 30, 2007 are entitled to vote at the Annual Meeting.  There were 1,706,000 shares of Common Stock outstanding as of the record date.  The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting.  Stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

PROXY REVOCATION PROCEDURE

A stockholder who has been given a proxy may revoke it at any time prior to its exercise by written notice of revocation given to the Chief Executive Officer of the Company, Cindy Swank, by executing and delivering to Ms. Swank, at the address set forth above, a written revocation of such proxy, or by executing a proxy dated as of a later date than the enclosed proxy; provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy before the vote is taken, or by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not in and of itself revoke a proxy.

ABSTENTIONS

Abstentions will be deemed to be present at the Annual Meeting for purposes of determining a quorum.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.  Votes withheld from any nominee for election as a director, abstentions and broker “non-votes” are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting, and votes withheld will not be counted toward the achievement of a plurality.  For ratification of the appointment of the Company’s independent auditors, the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on such matter is required for approval.  The vote on each proposal submitted to stockholders is tabulated separately.  Abstentions are included in the number of shares present and voting on each proposal.  Broker non-votes are not considered for the particular proposal and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such proposal by reducing the total number of votes from which the majority is calculated.

PROXY SOLICITATION

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies for such meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation, may solicit proxies personally, or by telephone, email or other forms of communication, including by fax.  The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Annual Meeting.

PROXY COMMITTEE

The Board of Directors of the Company has appointed a Proxy Committee consisting of Cindy Swank, President and CEO, Timothy Kuh, Vice President, and Edward Wong, Secretary, in whose names the proxies are solicited on behalf of the Company and the Board of Directors.  The Annual Meeting will be chaired and conducted by Cindy Swank.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors

The Company’s business is managed under the direction of its Board of Directors.  The Board of Directors has designated as nominees for election all three of the directors currently serving on the Board.  See “Nominees for Director” below for profiles of the nominees.  After the election of three directors at the meeting, the Company will have three directors.

All of the nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.  The Company has no reason to believe that any nominee will be unavailable.

THE BOARD RECOMMENDS A VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED BELOW.  The holders of Common Stock of the Company are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Except to the extent that a stockholder withholds votes from any and all nominees, the persons named in the proxy, in their sole discretion, will vote such proxy for the election of the nominees listed below.  The three nominees who receive the most votes shall be elected as directors.  Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

Nominees for Director

The following persons have been nominated by the Board of Directors for election to the Board of Directors:

Name	Age	Position
Cindy K. Swank	53	Director, President & Chief Executive Officer
Timothy Kuh	32	Director, Vice President
Edward Wong Wah On	56	Director, Secretary

Directors elected at this annual meeting will serve until the next annual meeting.  The nominees for directors and their qualifications are set forth below.

Cindy K. Swank.  Cindy Swank has been the President/Treasurer, or Secretary and Director of APD Antiquities, Inc. since 1999 and has focused on developing sales and marketing programs for the Company's products. From 1997 through the present, Ms. Swank has been self-employed as a manager-promoter of her daughter, a singer/stage performer, as well as other activities in the marketing and reorganization of websites. She attended Eastern Washington University in Cheney, WA and has awards for her accomplishments and creativity in the design industry. Mrs. Swank founded, owned and managed Daisy's Bloomers, from 1990 until 1997, when she sold the business to L&L Limited Partnership. The principle business of Daisy's Bloomers was retail sales of flowers and gifts.

Wong Wah On Edward.  Edward Wong, Secretary and director of APD Antiquities, Inc., was elected to these offices in March 2003. Mr. Wong obtained his professional diploma in Company Secretaryship and Administration from the Hong Kong Polytechnic University in 1988 and is an associate of the Chartered Association of Certified Accountants, the Hong Kong Society of Accountants, and the Institute of Chartered Secretaries and Administrators. He is also a certified public accountant in Hong Kong. He joined Ernst & Young Hong Kong following his graduation and worked as audit supervisor until late 1992. Thereafter, he commenced private practice in Hong Kong and is a partner in the firm of Tam & Wong CPA. Mr. Wong is also currently a shareholder, director and Financial Controller of China Resources Development, Inc. (CHRB), a company listed on Nasdaq SmallCap market. Mr. Wong currently resides in Hong Kong and assists the company in purchasing antiques as an agent for the company. He helps the Company find qualified suppliers of antiques.

Timothy J. Kuh.  Timothy Kuh, Vice President and director of APD Antiquities, Inc. was elected to these offices in December of 2004. Mr. Kuh obtained his Bachelor Degree in International Affairs from Eastern Washington University in 2004. Mr. Kuh was been employed by Horizon/Alaska Airlines from 1999 until November 2004. He is currently employed by Triax Capital Management, Inc. as their Operations Manager. Mr. Kuh resides in Spokane, Washington and will assist the company in operations and administrative activities.

There are no family relationships between any of the officers and directors.

Information Concerning the Board of Directors and Committees Thereof

The Board of Directors of APD has not constituted any audit, nominating, governance or other board committees.  The functions of such committees are performed by the Board of Directors.

During the year ended December 31, 2006, the Board of Directors met on one occasion.  Each director attended or participated in 100% of the meetings held by the Board of Directors.

Compensation of Directors

The non-employee directors of APD (Swank, Kuh, and Wong) were not paid for attending board meetings in 2006, nor were any of the non-employee directors granted stock options in fiscal year 2006.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF WILLIAMS & WEBSTER, P.S.

AS INDEPENDENT AUDITORS OF THE COMPANY

INDEPENDENT PUBLIC ACCOUNTANTS

Williams & Webster, P.S. has served as the independent auditors of APD Antiquities, Inc. since 1999.  On April 10, 2006, the Board of Directors, subject to stockholder ratification, approved the continued appointment of Williams & Webster, P.S., independent auditors, to audit the accounts of the Company for the 2006 fiscal year.

Changes in Independent Public Accountants

On December 30, 2004 APD and GCJ, Inc.. (“GCJ”), a Nevada corporation and a reporting company under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), entered into an Acquisition Agreement and Plan of Merger (the “Acquisition Agreement”) whereby APD acquired all of the outstanding shares of common stock of GCJ from its sole shareholder in exchange for payment of cash at a per share price equal to the par value of $0.001.  APD was the surviving corporation in the transaction and its officers and directors became those of the surviving corporation.  The sole director and officer of GCJ resigned on the effective date of the merger.  GCJ was a blank check company incorporated in March 2004, and had no business activities prior to the date of the Acquisition Agreement.  Pursuant to Rule 12g-3 of the Exchange Act APD is the successor issuer to GCJ for reporting purposes under the Exchange Act.

On January 28, 2005, the board of directors of APD Antiquities, Inc. unanimously passed resolutions dismissing the independent accounting firm Beckstead and Watts, LLP, Certified Public Accountants, 3340 Wynn Road, Suite B, Las Vegas, Nevada 89102 and appointing the independent accounting firm Williams & Webster, PS., Certified Public Accountants, 601 W. Riverside, Suite 1940, Spokane, Washington 99201 to audit the financial statements of APD for the year ending December 31, 2004.  The board of directors dismissed the accounting firm Beckstead and Watts because that firm had performed the audits for GCJ, Inc., the blank check reporting company that APD merged with on December 30, 2004 and was not familiar with the business of APD, the surviving corporation.

In its audit of GCJ, Beckstead and Watts had expressed substantial doubt about the ability of GCJ, Inc. the blank check pre-merger corporation, to continue as a going concern because GCJ, Inc. had had limited operations at the time of the audit and had not commenced planned principal operations.  Beckstead and Watts’ report on the audited financial statements of GCJ did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope, or accounting principles, except for the going concern paragraph.  There were no disagreements at the most recent fiscal year end and any subsequent interim period through the date of dismissal with Beckstead and Watts concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure by either GCJ or APD.  As APD was the surviving corporation in the merger transaction the board of directors decided that the independent auditors of the pre-merger corporation APD, Williams & Webster, PS., should continue in that capacity.

On January 28, 2005, the board of directors of APD Antiquities, Inc. unanimously passed resolutions appointing the independent accounting firm Williams & Webster, PS., Certified Public Accountants, 601 W. Riverside, Suite 1940, Spokane, Washington 99201 to audit the financial statements of APD for the year ending December 31, 2004.

Appointment of the new independent accountant was approved by the Company’s Board of Directors, which undertook the following actions before the appointment of the accountant:

1

The Board verified that the accountant was in good standing within the jurisdiction of its practice in the state of Washington.

2

The Board verified that the accountant was a member in good standing of the Public Accountancy Oversight Board (PAOB).

3

The Board verified that the accountant was capable of exercising objective and impartial judgment on all issues encompassed within its potential engagement, and that no member of the firm had any interest or relationship with any officer, director or principal shareholder.

Audit services of Williams & Webster, P.S. include the examination of the financial statements of the Company and services related to filings with the Securities and Exchange Commission.

The Board of Directors, or any audit committee subsequently constituted, intends to meet with Williams & Webster, P.S. on a quarterly or more frequent basis.  At such times the Board of Directors or audit committee thereof, will review the services performed by Williams & Webster, P.S., as well as the fees charged for such services.

Fees Billed to the Company by Williams & Webster, P.S. during Fiscal Year 2006.

Audit Fees.  In fiscal year 2006, we paid audit fees to our auditors, Williams and Webster, L.P., as we had our financial statements audited for that fiscal year.

Audit Related Fees/All Other fees/Tax Fees.  We did not pay our auditors for any other services in 2006.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF WILLIAMS & WEBSTER, P.S. AS INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.  Submission of the appointment to stockholders is not required.  However, the Board of Directors will reconsider the appointment if it is not approved by stockholders.  The appointment will be deemed ratified if a majority of the shares of Common Stock present, either in person or by proxy, and voting on the matter, votes in favor of the proposal.  Representatives from the principal accountant for the current year are not expected to be present at the annual meeting.

EXECUTIVE COMPENSATION

Executive Officers

The executive officers of the Company are Cindy K. Swank, President and Chief Executive Officer, Timothy Kuh, Vice President, and Edward Wong, Secretary.

Summary Compensation

The table below sets forth the aggregate annual and long-term compensation paid by us during our last three fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005 to our Chief Executive Officer (the “Named Executive Officer”).  None of the other executive officers of APD Antiquities had an annual salary and bonus for fiscal year 2004 that exceeded $1,000.

Name and principal position	Year	Annual Compensation
		Salary ($)	Bonus ($)	Other annual compensation (1)
Cindy K. Swank Dir., Pres. & CEO	2005	$0	$0	0
	2004	$0	$0	0
	2003	$0	$0	$1,000

Option Grants in Fiscal Year 2006

There were no option grants to our Named Executive Officer in 2006.  No option grants have been made to any of our executive officers under the APD 1999 Stock Option Plan to date.  We have not granted any stock appreciation rights.

Aggregate Option Exercises in Fiscal Year 2006 Year End Option Values

No unexercised options were held by the Named Executive Officer as of December 31, 2006.

Employment Contracts with Executive Officers and Termination of Employment and Change-in-Control Arrangements

APD does not have an employment contract with its Named Executive Officer or any of its executive officers.

We do not have any arrangements with our Named Executive Officer or any of our other executive officers triggered by termination of employment or change in control.

Section 16(a) Beneficial Ownership Reporting Compliance.

Initial reports on Form 3 filed on behalf of each of Cindy K.Swank, President and Chief Executive Officer, Edward Wong, Secretary, and Timothy Kuh, Vice President were filed late concerning the acquisition and merger transaction on December 27, 2004 pursuant to which APD became a reporting company.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth certain information regarding beneficial ownership of our common stock as of August 30, 2007 (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by each of our executive officers and directors and (c) by all executive officers and directors of APD Antiquities as a group.  As of August 30, 2007 there were 1,706,000 shares of our common stock issued and outstanding.  The numbers of shares beneficially owned include shares of common stock which the listed beneficial owners have the right to acquire within 60 days of August 30, 2007 upon the exercise of all options and other rights beneficially owned on that date.  Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them.

	Number of Shares
Name of	Beneficially
Beneficial Owner (1)	Owned	Percent of Class
Cindy K. Swank (2)	202,004	11.8%
Wong Wah On Edward (3)	400	0%
Raymond J. Kuh (4)	201,004	11.7%
Peter Yauschew (5)	133,732	7.8%
Merridy Buttice (6)	133,732	7.8%
Peter Schmid (7)	133,732	7.8%
Klaus Lewin (8)	308,564	18.0%
Donna Street (9)	133,332	7.8%
Timothy Kuh (10)	2,000	0%
Yu Shum Cheung (11)	251,500	14.7%
All Executive Officers, Directors as a Group (3 persons)	200,004	11.8%

(1)

Unless otherwise indicated, the address of each of the listed beneficial owners identified above is c/o 1314 South Grand Boulevard, Suite 2-250, Spokane, WA 99202.

(2)

Cindy K. Swank.  Includes 202,004 shares of common stock held by Cindy Swank.

(3)

Wong Wah On Edward.  Includes 400 shares of common stock held by Edward Wong.

(4)

Raymond J. Kuh.  Includes 201,004 shares of common stock held by Raymond Kuh.

(5)

Peter Yauschew.  Includes 133,732 shares of common stock held by Peter Yauschew.

(6)

Merridy Buttice.  Includes 133,732 shares of common stock held by Merridy Buttice.

(7)

Peter Schmid.  Includes 133,732 shares of common stock held by Peter Schmid.

(8)

Klaus Lewin.  Includes 308,564 shares of common stock held by Klaus Lewin.

(9)

Donna Street.  Includes 133,332 shares of common stock held by Donna Street.

(10)

Timothy J. Kuh.  Includes 2,000 shares of common stock held by Timothy Kuh.

(11)

Yu Shum Cheung.  Includes 251,500 shares of common stock held by Shum Cheung Yu.

Legal Proceedings.

To the best knowledge of the management of APD, no director, officer, affiliate of APD, owner of record or beneficially of more than 5% of any class of securities of APD, or security holder is a party adverse to APD or has a material interest adverse to APD in any material legal proceeding.

Certain Relationships and Related Transactions.

On December 27, 2004, there were 1,448,000 shares of Common Stock issued and outstanding. This number reflects a four-for-one forward stock split which took place in December, 2004. There are no outstanding stock options or warrants.

On May 24, 2005, there were 1,698,000 shares of Common Stock issued and outstanding.  This number reflects an investment by Mr. Shum Cheung Yu resulting in the issuance of an additional 250,000 shares.

As of October 27, 2006, there were 1,706,000 shares of Common Stock issued and outstanding.  This number reflects an investment by current shareholders of the Company which resulted in the issuance of an additional 8,000 shares.

OTHER MATTERS

The management of the Company is not aware of any matter to be acted on at the Annual Meeting other than the matters described above.  However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders.  In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal.  In addition, the stockholder must continue to hold those securities through the date of the meeting.  Under current SEC rules, any proposal by a stockholder intended to be presented at the 2007 annual meeting of stockholders must be received by APD, subject to certain exceptions, no later than January 30, 2007.  Any such proposal, including any accompanying supporting statement, may not exceed 500 words.  Such proposal should be addressed to the Chief Executive Officer of the Company, Cindy Swank.  In addition, the proxy solicited by the Board of Directors for the 2007 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2007 annual meeting of stockholders that is not described in the 2007 proxy statement unless the Company has received notice of such proposal on or before the close of business on March 30, 2007.  However, if the Company determines to change the date of the 2007 annual meeting of stockholders more than 30 days from August 30, 2007, the Company will provide stockholders with a reasonable time before the Company begins to print and mail its proxy materials for the 2006 annual meeting of stockholders in order to allow stockholders an opportunity to make proposals in accordance with the rules and regulations of the SEC.

ANNUAL REPORT

Our Annual Report to Stockholders containing selected information from our Form 10-KSB, for the year ended December 31, 2006, accompanies this proxy statement.  If you wish to receive a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2006 with the proxy material, a copy of the Form 10-KSB will be made available (without exhibits), free of charge, to interested stockholders upon written request to Cindy K. Swank, President and Chief Executive Officer, 1314 S. Grand Blvd., Ste. 2-250, Spokane, WA 99202, telephone (509) 744-8590.  The Annual Report on Form 10-KSB, including exhibits, are also available online at the Securities and Exchange Commission’s EDGAR website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

  /s/ Cindy K. Swank

 Cindy K. Swank

President & Chief Executive Officer

June 18, 2007

APPENDICES

Form of Proxy

PROXY

The undersigned shareholder of APD Antiquities, Inc. (The "Company") hereby appoints Cindy Swank, as proxy holder of the undersigned to attend the Annual meeting of the Company to be held on August 30, 2007, and any adjournment thereof with authority to act and vote at the meeting for and on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned with respect of the matters indicated below as follows.  You may withhold your authority to vote for any Director nominee by marking the box “withhold.”

FOR THE ELECTION OF DIRECTORS

Cindy K. Swank

_______ FOR

_______ AGAINST

_______ WITHHOLD

Timothy J. Kuh

_______ FOR

_______ AGAINST

_______ WITHHOLD

Wong Wah On Edward

_______ FOR

_______ AGAINST

_______ WITHHOLD

PROPOSAL NUMBER TWO: To ratify the appointment of Williams & Webster, P.S. as the Company’s new independent accountant.

_______ FOR

_______ AGAINST

_______ ABSTAIN

 PLEASE SIGN AND DATE BELOW

INSTRUCTION: Please sign your name exactly as it appears on your stock certificate.  When shares are held by joint owners, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, give your full title as such.  If a corporation, please sign in full corporate name by the duly authorized officer.  If a partnership, please sign in partnership name by an authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.  PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY.  THIS REPLACES AND REVOKES ANY OTHER PROXIES YOU MAY HAVE BEEN PRESENTED.

Executed this ____day of _________, 2007.

Signature of Shareholder

Name of Shareholder

Address (if different from above)

Share Certificate No.

Number of Shares voted: